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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                             ----------------------

                        Date of Report (Date of earliest
                        event reported): August 25, 1997
                                         ---------------

                               HARRIS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    1-3863                34-0276860
 -------------------------------    ----------------       ----------------
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
         incorporation)                 Number)            Identification No.)

    1025 West NASA Blvd., Melbourne, Florida                    32919
    ----------------------------------------              -------------------
    (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number, including area code: (407) 727-9100
                                                        ---------------

                                    No Change
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Items 1-4.        Not Applicable.

Item 5.           Other Events.
                  -------------

                  On August 25, 1997, Harris Corporation (the "Company") announced that its Board of Directors has declared a two-for-one stock split to be effected by a 100% stock dividend. The dividend will be distributed on September 26, 1997 to shareholders of record of the Company's Common Stock, $1.00 par value ("Common Stock"), as of the close of business on September 4, 1997. The Board of Directors also voted to increase the annual Common Stock pre-split indicated dividend rate from $1.52 to $1.76 per share. In line with this action, the Board declared a quarterly dividend of $0.44 per share payable on September 12, 1997 to holders of record on September 4, 1997. Following the stock split, the annual indicated dividend rate on the Company's Common Stock will be $0.88 per share. A copy of the press release issued by the Company, dated August 25, 1997, announcing the stock split and the increase in the dividend is filed as an exhibit hereto.

Item 6.           Not Applicable.

Item 7.           Financial Statements And Exhibits.
                  ----------------------------------

                  (c)      Exhibits.

                           99.  Press Release of the Registrant, dated
                                August 25, 1997.

Items 8-9.        Not Applicable.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               HARRIS CORPORATION

                               By: /s/ B. R. Roub
                                  ---------------------------------------
                                    Name:       Bryan R. Roub
                                    Title:      Senior Vice President &
                                                Chief Financial Officer

Date:      August 25, 1997



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                                  EXHIBIT INDEX

         EXHIBIT NO.
          UNDER REG.        FORM 8-K
        S-K, ITEM 601      EXHIBIT NO.                   DESCRIPTION
        -------------      -----------                   -----------

              99                1            Press  Release of the  Registrant,
                                             dated August 25, 1997.



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